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                         SECOND AMENDMENT TO AGREEMENT
                      TO SELL AND PURCHASE REAL PROPERTY
                            AND ESCROW INSTRUCTIONS


          This Second Amendment to Agreement to Sell and Purchase Real Property and Escrow Instructions (the "Amendment") is entered into as of May 15, 1998, by and between Certified Grocers of California, Ltd., a California corporation ("Seller") and Smart & Final Stores Corporation, a California corporation ("Buyer") with respect to the following facts and circumstances:

          1. Buyer and Seller have previously entered into that certain Agreement to Sell and Purchase Real Property and Escrow Instructions dated September 12, 1997 as amended by the First Amendment dated April 6, 1998 (the "Purchase Agreement"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given those terms in the Purchase Agreement.

          2. Buyer and Seller desire to amend the Purchase Agreement on the terms and conditions contained herein.

          It is, therefore, agreed as follows:

          2. Seller and Buyer agree that the Site Work will be considered complete in accordance with the Purchase Agreement when the following have occurred:

              (1) All known buildings and improvements have been removed from the surface of the applicable portion of the Property.

              (2) All known footings and stemwalls have been removed to a depth of 4 feet below the existing grade.

              (3) All basements on the applicable portion of the Property have been back-filled to the existing grade elevation with 90% or better compaction certified by a soils engineer.

For the purposes of this Paragraph 1, the "applicable portion of the Property" means (i) the portions of the Property other than the Reserved Areas with respect to the Pre Closing Site Work and (ii) the Reserved Areas with respect to the Post Closing Site Work.

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          3.  During the course of Buyer's construction of its new warehouse facility on the Property, any additional subsurface structures which impede construction of new footings and/or on-site utilities by Buyer will be removed, to the degree reasonably necessary to facilitate that construction, at Seller's expense (not to exceed $15,000.00 in the aggregate), provided that both Seller and Buyer have agreed that such additional removal is customary and reasonable.

          4. Except as and to the extent expressly amended hereby, the Purchase Agreement is unmodified and in full force and effect. This Agreement and the Purchase Agreement are the entire agreement between Buyer and Seller with respect to the matters described therein and herein, and neither the Purchase Agreement nor this Agreement may modified except by a written agreement signed by Buyer and Seller. No reference to this Agreement is necessary in any instrument or document at any time referring to the Purchase Agreement, a reference to the Purchase Agreement being deemed a referenced to the Purchase Agreement, as amended by this Agreement. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which, when taken together, will be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         SELLER:

                         CERTIFIED GROCERS OF CALIFORNIA, LTD.
                         a California corporation

                         By: /s/ Robert M. Ling, Jr.
                             -----------------------------------

                         Name: Robert M. Ling, Jr.
                               ---------------------------------

                         Title: Secretary
                                --------------------------------

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                         BUYER:

                         SMART & FINAL STORES CORPORATION,
                         a California corporation


                         By: /s/ Richard N. Phegley
                             -----------------------------------

                         Name: Richard N. Phegley
                               ---------------------------------

                         Title: Vice President
                                --------------------------------

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